                                                                               .
                                                                               .
                                                                               .
[ORIENTAL FINANCIAL GROUP LOGO]


FOR RELEASE:                          CONTACT:
Monday, April 26, 2004                In Puerto Rico:
                                      Robert P. Schoene
                                      Phone: (787) 720-2638
                                      In New York City:
                                      Steven Anreder and Gary Fishman
                                      Phone: (800) 421-1003

                     ORIENTAL FINANCIAL GROUP THIRD QUARTER
                           NET INCOME INCREASES 25.5%

San Juan, Puerto Rico, (Monday, April 26, 2004) - Oriental Financial Group
Inc. (NYSE: OFG), a financial holding company specializing in banking and financial services, today reported a 25.5% increase in net income for the third fiscal quarter ended March 31, 2004. Net income rose to $16.3 million, compared to $13.0 million in the year-ago quarter. Diluted earnings per share increased 16.4% to a record $0.71, compared to $0.61 in the March 2003 quarter.

"We achieved strong gains across the board, with healthy growth in interest income and banking and financial service revenues, coupled with our increasing ability to control costs and operate more efficiently as business expands," said Jose E. Fernandez, Chairman, President and CEO. "We continue to be solidly on plan to achieve our target of 12-15% EPS growth in Fiscal 2004."

"The outlook for the growth of our expanded commercial loan operation looks good, particularly as the Puerto Rico economy picks up," Mr. Fernandez continued. "In retail banking, branch employees have completed their training and have begun marketing our new Preferred Plan account for professionals as well as our new MasterCard Classic and home equity lines of credit for consumers. The IRA business is doing well this season, reflecting the appeal of our Puerto Rico Diversified Growth IRA fund as an attractive alternative to fixed-income CDs. In financial services, the January 2003 acquisition of Caribbean Pension Consultants, based in Boca Raton, FL, has been successfully growing trust assets under management."

For the nine months ended March 31, 2004, net income increased 22.8% to $45.6 million compared to $37.1 million in the year ago period. Diluted earnings per share increased 17.2% to $2.04 as compared to $1.74.

FINANCIAL HIGHLIGHTS OF THE QUARTER

- The Group continued to increase its capital base to support asset growth, selling 1,955,000 new shares of common stock at a public offering price of $28.00 per share in March 2004, raising $51.5 million net of underwriters' discounts, commissions and other related expenses.

-        Net interest income after provision for loan losses increased 15.1%.

- Non-interest income rose 29.9%, with banking and financial services revenues increasing 15.7%.

- Total financial assets managed and owned increased 17.4%, to $6.2 billion.

-        Stockholders' equity reached a record $286.7 million.

3Q04 INCOME STATEMENT

Net interest income after provision for loan losses increased by 15.1% to $21.7 million in the March 2004 quarter, compared with $18.9 million in the year ago quarter. Higher securities and loan volume more than offset the decline in net interest margin to 2.81%, reflecting generally narrower spreads, from 3.01% in the corresponding year-ago quarter.

Non-interest income increased 29.9% to $11.2 million in the March 2004 quarter, compared with $8.6 million in the year ago quarter. Revenues from banking and financial services increased 15.7% to $8.1 million, reflecting a 32.3% increase in banking service revenues and an 11.7% increase in revenues from trust, mortgage banking, brokerage and insurance fees. Net gain from the sale of securities, offset by a net loss on derivatives, added approximately $1.5 million to non-interest income, as Oriental took advantage of market conditions to sell selected securities.

Non-interest expenses amounted to $15.0 million in the March 2004 quarter, compared with $13.8 million in the year-ago quarter, and the efficiency ratio improved to 48.53%, compared to 51.54%. The Company's growth program initially involved higher outlays for human resources, technology and marketing, among others. Non-interest expenses peaked at $15.4 million in the September 2003 quarter, and have since trended lower.

MARCH 31, 2004 BALANCE SHEET

Total financial assets managed and owned increased 17.4% to $6.2 billion as of March 31, 2004 from $5.3 billion as of March 31, 2003. Bank assets increased 23.8% to $3.5 billion, broker-dealer assets gathered increased 19.3% to $1.1 billion, and trust assets managed increased 5.1% to $1.7 billion.

Interest-earning assets increased 23.7% to $3.4 billion as of March 31, 2004. Investments increased 29.6% to $2.6 billion, and loans increased 5.8% to $718.1 million. Total loan production increased 1.9% to $92.2 million as compared to $90.5 million in the year-ago quarter, reflecting both increased mortgage and commercial loan activity.

Interest-bearing liabilities increased 22.1% to $3.1 billion as of March 31, 2004, compared with $2.5 billion on March 31, 2003. Utilizing cost effective funding sources, borrowings as of March 31, 2004 were $2.0 billion, compared with $1.5 billion a year ago, while deposits increased 1.6% to more than $1.0 billion.

Stockholders' equity increased 43.3% to $286.7 million as of March 31, 2004 compared to March 31, 2003. Common equity increased 31.3% to $218.7 million, the result of earnings growth as well as proceeds from the recent sale of common shares, and preferred equity increased 103% to $68.0 million with the September 2003 sale of the Preferred Stock Series B. Book value per share increased 15.0% to $9.98 on 14.2% more shares.

PERFORMANCE RATIOS & CREDIT QUALITY DATA

Oriental continued to realize favorable rates of return while maintaining its stringent credit policies.

Return on average equity, improved to 36.35% for the March 2004 quarter, as compared to 30.45% in the March 2003 quarter. Return on average assets amounted to 1.93%, as compared to 1.83%. The leverage capital ratio at March 31, 2004 increased to 11.58%, as compared to 7.82% at March 31, 2003.

Net loans charged-off to average loans outstanding declined by over one-third to 0.24% for the March 2004 quarter as compared to 0.39% in the March 2003 quarter. The loan loss provision was $1.0 million in the March 2004 quarter, compared to $0.9 million in the year ago quarter. The allowance for loan losses to total loans at March 31, 2004 improved to 0.92% from 0.60% at March 31, 2003.

ABOUT ORIENTAL FINANCIAL GROUP

Oriental Financial Group Inc. is a financial holding company operating under U.S. and Puerto Rico banking laws and regulations. It provides comprehensive financial services to its clients throughout Puerto Rico and offers third party pension plan administration in the continental U.S. and Puerto Rico through a wholly owned subsidiary, Caribbean Pension Consultants, Inc., which is headquartered in Boca Raton, Florida. The Group's core businesses include a full range of mortgage, commercial and consumer banking services offered through 23 financial centers in Puerto Rico, as well as financial planning, trust, insurance, investment brokerage and investment banking services. More information about the Group may be obtained at www.OrientalOnline.com.

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements that reflect management's beliefs and expectations and are subject to risks and uncertainties inherent to the Group's business, including, without limitation, the effect of economic and market conditions, the level and volatility of interest rates, and other considerations.

[ORIENTAL FINANCIAL GROUP LOGO]   ORIENTAL FINANCIAL GROUP
                                  FINANCIAL SUMMARY
                                  (NYSE:OFG)

                                                                                         QUARTER PERIOD
                                                                         --------------------------------------------
SUMMARY OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA):             31-MAR-04    31-MAR-03       %     31-DEC-03
                                                                         ---------    ---------     -----   ---------

Interest income                                                           $ 42,447     $ 39,121       8.5%   $ 42,085
Interest expense                                                           (19,691)     (19,420)      1.4%    (19,139)
                                                                          --------     --------     -----    --------
   NET INTEREST INCOME                                                      22,756       19,701      15.5%     22,946
Provision for loan losses                                                   (1,050)        (850)     23.5%     (1,014)
                                                                          --------     --------     -----    --------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                      21,706       18,851      15.1%     21,932
                                                                          --------     --------     -----    --------

NON-INTEREST INCOME:
   Banking service revenues                                                  1,820        1,376      32.3%      1,709
   Trust, mortgage banking activities, brokerage and insurance fees          6,303        5,642      11.7%      6,002
                                                                          --------     --------     -----    --------
      Total banking and financial services revenues                          8,123        7,018      15.7%      7,711
   Net gain on sale of securities                                            3,327        2,043      62.8%      2,230
   Net loss on derivatives and other activities                               (251)        (439)    -42.8%       (584)
                                                                          --------     --------     -----    --------
      TOTAL NON-INTEREST INCOME                                             11,199        8,622      29.9%      9,357
                                                                          --------     --------     -----    --------

NON-INTEREST EXPENSES:
   Salaries and benefits                                                     6,381        6,098       4.6%      5,719
   Occupancy and Equipment                                                   2,465        2,403       2.6%      2,324
   Advertising and business promotion                                        1,919        1,228      56.3%      2,097
   Professional and service fees                                             1,382        1,455      -5.0%      1,435
   Other                                                                     2,850        2,586      10.2%      3,028
                                                                          --------     --------     -----    --------
      TOTAL NON-INTEREST EXPENSES                                           14,997       13,770       8.9%     14,603
                                                                          --------     --------     -----    --------

INCOME BEFORE INCOME TAXES                                                  17,908       13,703      30.7%     16,686
   Income tax expense                                                       (1,585)        (697)    127.4%       (998)
                                                                          --------     --------     -----    --------
NET INCOME                                                                  16,323       13,006      25.5%     15,688
   Less: Dividends on preferred stock                                       (1,200)        (597)    101.0%     (1,200)
                                                                          --------     --------     -----    --------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                               $ 15,123     $ 12,409      21.9%   $ 14,488
                                                                          ========     ========     =====    ========

EARNINGS PER SHARE (1)
   Earning per common share (basic)                                       $   0.75     $   0.65      15.4%   $   0.73
                                                                          --------     --------     -----    --------
   Earning per common share (diluted)                                     $   0.71     $   0.61      16.4%   $   0.70
                                                                          --------     --------     -----    --------
   Dividends declared per common share                                    $   0.14     $   0.13       7.7%   $   0.14
                                                                          --------     --------     -----    --------

   Average Shares Outstanding (1)                                           20,289       19,141       6.0%     19,714
   Average potential common share-options (1)                                  983        1,214     -19.0%        973
                                                                          --------     --------     -----    --------
      TOTAL AVERAGE SHARES OUTSTANDING AND EQUIVALENTS (1)                  21,272       20,355       4.5%     20,687
                                                                          --------     --------     -----    --------

   Common shares outstanding at end of period (1)                                                              19,786
                                                                                                             --------
   Book value per common share (1)                                                                           $   7.86
                                                                                                             --------

PERFORMANCE RATIOS:
   Interest rate spread                                                       2.68%        2.93%    -8.5%        2.85%
                                                                          --------     --------     -----    --------
   Interest rate margin                                                       2.81%        3.01%    -6.6%        2.96%
                                                                          --------     --------     -----    --------
   Return on assets                                                           1.93%        1.83%      5.5%       1.95%
                                                                          --------     --------     -----    --------
   Return on common equity                                                   36.35%       30.45%     19.4%      41.28%
                                                                          --------     --------     -----    --------
   Efficiency Ratio                                                          48.53%       51.54%    -5.8%       47.60%
                                                                          --------     --------     -----    --------
   Leverage capital ratio                                                                                       10.50%
                                                                                                             --------
   Tier 1 risk-based capital                                                                                    32.66%
                                                                                                             --------
   Total risk-based capital                                                                                     33.26%
                                                                                                             --------

                                                                                NINE-MONTH PERIOD
                                                                         -------------------------------
SUMMARY OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA):             31-MAR-04    31-MAR-03      %
                                                                         ---------    ---------     ----

Interest income                                                           $121,897     $114,687      6.3%
Interest expense                                                           (57,296)     (58,383)    -1.9%
                                                                          --------     --------     ----
   NET INTEREST INCOME                                                      64,601       56,304     14.7%
Provision for loan losses                                                   (3,404)      (2,790)    22.0%
                                                                          --------     --------     ----
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                      61,197       53,514     14.4%
                                                                          --------     --------     ----

NON-INTEREST INCOME:
   Banking service revenues                                                  5,225        4,354     20.0%
   Trust, mortgage banking activities, brokerage and insurance fees         19,615       16,104     21.8%
                                                                          --------     --------     ----
      Total banking and financial services revenues                         24,840       20,458     21.4%
   Net gain on sale of securities                                            9,529        8,972      6.2%
   Net loss on derivatives and other activities                               (872)      (4,649)   -81.2%
                                                                          --------     --------     ----
      TOTAL NON-INTEREST INCOME                                             33,497       24,781     35.2%
                                                                          --------     --------     ----

NON-INTEREST EXPENSES:
   Salaries and benefits                                                    18,155       15,266     18.9%
   Occupancy and Equipment                                                   7,083        6,756      4.8%
   Advertising and business promotion                                        6,087        4,812     26.5%
   Professional and service fees                                             4,457        4,799     -7.1%
   Other                                                                     9,198        7,445     23.5%
                                                                          --------     --------     ----
      TOTAL NON-INTEREST EXPENSES                                           44,980       39,078     15.1%
                                                                          --------     --------     ----

INCOME BEFORE INCOME TAXES                                                  49,714       39,217     26.8%
   Income tax expense                                                       (4,143)      (2,122)    95.2%
                                                                          --------     --------     ----
NET INCOME                                                                  45,571       37,095     22.8%
   Less: Dividends on preferred stock                                       (2,998)      (1,790)    67.5%
                                                                          --------     --------     ----
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                               $ 42,573     $ 35,305     20.6%
                                                                          ========     ========     ====

EARNINGS PER SHARE (1)
   Earning per common share (basic)                                       $   2.15     $   1.86     15.6%
                                                                          --------     --------     ----
   Earning per common share (diluted)                                     $   2.04     $   1.74     17.2%
                                                                          --------     --------     ----
   Dividends declared per common share                                    $   0.41     $   0.36     13.9%
                                                                          --------     --------     ----

   Average Shares Outstanding (1)                                           19,817       19,023      4.2%
   Average potential common share-options (1)                                1,028        1,212    -15.2%
                                                                          --------     --------     ----
      TOTAL AVERAGE SHARES OUTSTANDING AND EQUIVALENTS (1)                  20,845       20,235      3.0%
                                                                          --------     --------     ----

   Common shares outstanding at end of period (1)                           21,922       19,196     14.2%
                                                                          --------     --------     ----
   Book value per common share (1)                                        $   9.98     $   8.68     15.0%
                                                                          --------     --------     ----

PERFORMANCE RATIOS:
   Interest rate spread                                                       2.70%        2.99%    -9.7%
                                                                          --------     --------     ----
   Interest rate margin                                                       2.80%        3.07%    -8.8%
                                                                          --------     --------     ----
   Return on assets                                                           1.87%        1.85%     1.1%
                                                                          --------     --------     ----
   Return on common equity                                                   35.65%       31.06%    14.8%
                                                                          --------     --------     ----
   Efficiency Ratio                                                          50.25%       50.91%    -1.3%
                                                                          --------     --------     ----
   Leverage capital ratio                                                    11.58%        7.82%    48.1%
                                                                          --------     --------     ----
   Tier 1 risk-based capital                                                 38.43%       24.29%    58.2%
                                                                          --------     --------     ----
   Total risk-based capital                                                  39.08%       24.74%    58.0%
                                                                          --------     --------     ----

[ORIENTAL FINANCIAL GROUP LOGO]   ORIENTAL FINANCIAL GROUP
                                  FINANCIAL SUMMARY
                                  (NYSE:OFG)

                                                                                        QUARTER PERIOD
                                                                           -----------------------------------------
SUMMARY OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA):               31-MAR-04  31-MAR-03     %     31-DEC-03
                                                                           ---------  ---------   -----   ----------

SELECTED FINANCIAL DATA AT PERIOD-END
   Trust Assets Managed                                                                                   $1,661,598
   Broker-Dealer Assets Gathered                                                                           1,101,455
                                                                                                          ----------
      TOTAL ASSETS MANAGED                                                                                 2,763,053
   Bank assets owned                                                                                       3,344,243
                                                                                                          ----------
      TOTAL FINANCIAL ASSETS MANAGED AND OWNED                                                            $6,107,296
                                                                                                          ==========

Investments                                                                                               $2,539,633
Loans (including loans held-for-sale), net                                                                   711,427
                                                                                                          ----------
      INTEREST-EARNING ASSETS                                                                             $3,251,060
                                                                                                          ----------
   Deposits                                                                                               $1,077,751
   Borrowings                                                                                              1,993,813
                                                                                                          ----------
      INTEREST-BEARING LIABILITIES                                                                        $3,071,564
                                                                                                          ----------
   Preferred Equity                                                                                           68,000
   Common Equity                                                                                             155,517
                                                                                                          ----------
      STOCKHOLDERS' EQUITY                                                                                $  223,517
                                                                                                          ----------
   NUMBER OF FINANCIAL CENTERS                                                                                    23
                                                                                                          ----------
CREDIT DATA
   Net loans charged-off                                                    $   438    $   676    -35.2%  $      883
                                                                            -------    -------    -----   ----------
   Net charge-offs to average loans outstanding                                0.24%      0.39%   -38.5%        0.49%
                                                                            -------    -------    -----   ----------
   Allowance for loan losses                                                                              $    6,020
                                                                                                          ----------
   Allowance coverage ratios:
      Allowance for loan losses to total loans                                                                  0.84%
                                                                                                          ----------
      Allowance for loan losses to non-performing loans                                                         18.6%
                                                                                                          ----------
      Allowance for loan losses to non-real estate non-performing loans                                       162.05%
                                                                                                          ----------
   Non-performing loans                                                                                   $   32,290
   Foreclosed properties                                                                                         601
                                                                                                          ----------
      Non-performing assets                                                                               $   32,891
                                                                                                          ----------
   Non-performing loans to total loans                                                                          4.50%
                                                                                                          ----------
   Non-performing assets to total assets                                                                        0.98%
                                                                                                          ----------
   Total loan production                                                    $92,164    $90,487      1.9%  $   95,296
                                                                            -------    -------    -----   ----------
TAX EQUIVALENT SPREAD
   Interest-earning assets                                                     5.24%      5.98%   -12.4%        5.43%
   Tax equivalent adjustment                                                   1.87%      2.18%   -14.2%        1.16%
                                                                            -------    -------    -----   ----------
      INTEREST-EARNING ASSETS -- TAX EQUIVALENT                                7.11%      8.16%   -12.9%        6.59%
   Interest-bearing liabilities                                                2.56%      3.05%   -16.1%        2.58%
                                                                            -------    -------    -----   ----------
      Tax equivalent interest rate spread                                      4.55%      5.11%   -11.0%        4.01%
                                                                            -------    -------    -----   ----------
      Tax equivalent interest rate margin                                      4.68%      5.19%    -9.8%        4.12%
                                                                            -------    -------    -----   ----------

                                                                                 NINE-MONTH PERIOD
                                                                         ---------------------------------
SUMMARY OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA):             31-MAR-04     31-MAR-03       %
                                                                         ----------    ----------    -----

SELECTED FINANCIAL DATA AT PERIOD-END
   Trust Assets Managed                                                  $1,666,052    $1,584,917      5.1%
   Broker-Dealer Assets Gathered                                          1,096,906       919,528     19.3%
                                                                         ----------    ----------    -----
      TOTAL ASSETS MANAGED                                                2,762,958     2,504,445     10.3%
   Bank assets owned                                                      3,466,215     2,800,968     23.8%
                                                                         ----------    ----------    -----
      TOTAL FINANCIAL ASSETS MANAGED AND OWNED                           $6,229,173    $5,305,413     17.4%
                                                                         ==========    ==========    =====

Investments                                                              $2,645,898    $2,041,175     29.6%
Loans (including loans held-for-sale), net                                  718,112       678,557      5.8%
                                                                         ----------    ----------    -----
      INTEREST-EARNING ASSETS                                            $3,364,010    $2,719,732     23.7%
                                                                         ----------    ----------    -----
   Deposits                                                              $1,057,722    $1,041,205      1.6%
   Borrowings                                                             2,046,305     1,500,635     36.4%
                                                                         ----------    ----------    -----
      INTEREST-BEARING LIABILITIES                                       $3,104,027    $2,541,840     22.1%
                                                                         ----------    ----------    -----
   Preferred Equity                                                          68,000        33,500    103.0%
   Common Equity                                                            218,676       166,576     31.3%
                                                                         ----------    ----------    -----
      STOCKHOLDERS' EQUITY                                               $  286,676    $  200,076     43.3%
                                                                         ----------    ----------    -----
   NUMBER OF FINANCIAL CENTERS                                                   23            23
                                                                         ----------    ----------
CREDIT DATA
   Net loans charged-off                                                 $    1,803    $    1,754      2.8%
                                                                         ----------    ----------    -----
   Net charge-offs to average loans outstanding                                0.33%         0.36%   -8.3%
                                                                         ----------    ----------    -----
   Allowance for loan losses                                             $    6,632    $    4,075     62.7%
                                                                         ----------    ----------    -----
   Allowance coverage ratios:
      Allowance for loan losses to total loans                                 0.92%         0.60%    53.3%
                                                                         ----------    ----------    -----
      Allowance for loan losses to non-performing loans                       19.55%        14.19%    37.8%
                                                                         ----------    ----------    -----
      Allowance for loan losses to non-real estate non-performing loans      127.78%       198.68%   -35.7%
                                                                         ----------    ----------    -----
   Non-performing loans                                                  $   33,928    $   28,717     18.1%
   Foreclosed properties                                                        447           583    -23.3%
                                                                         ----------    ----------    -----
      Non-performing assets                                              $   34,375    $   29,300     17.3%
                                                                         ----------    ----------    -----
   Non-performing loans to total loans                                         4.68%         4.21%   11.20%
                                                                         ----------    ----------    -----
   Non-performing assets to total assets                                       0.99%         1.05%   -5.71%
                                                                         ----------    ----------    -----
   Total loan production                                                 $  299,414    $  295,575     1.30%
                                                                         ----------    ----------    -----
TAX EQUIVALENT SPREAD
   Interest-earning assets                                                     5.28%         6.26%   -15.7%
   Tax equivalent adjustment                                                   2.79%         3.42%   -18.4%
                                                                         ----------    ----------    -----
      INTEREST-EARNING ASSETS -- TAX EQUIVALENT                                8.07%         9.68%   -16.6%
   Interest-bearing liabilities                                                2.58%         3.27%   -21.1%
                                                                         ----------    ----------    -----
      Tax equivalent interest rate spread                                      5.49%         6.41%   -14.4%
                                                                         ----------    ----------    -----
      Tax equivalent interest rate margin                                      5.59%         6.49%   -13.9%
                                                                         ----------    ----------    -----

(1) DATA ADJUSTED TO GIVE RETROACTIVE EFFECT TO THE 10% STOCK DIVIDEND DECLARED ON THE GROUP'S COMMON STOCK ON NOVEMBER 20, 2003.